UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21416

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE

TREASURER

200 BERKELEY STREET

BOSTON, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

Date of fiscal year end: October 31

Date of reporting period: April 30, 2025

ITEM 1. REPORT TO STOCKHOLDERS.

Semiannual report
John Hancock
Tax-Advantaged Dividend
Income Fund
Closed-end U.S. equity
Ticker: HTD
April 30, 2025

Managed distribution plan

On September 19, 2016, the fund adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.1380 per share, which will be paid monthly until further notice. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

John Hancock
Tax-Advantaged Dividend Income Fund

2	Your fund at a glance
3	Portfolio summary
4	Fund’s investments
12	Financial statements
16	Financial highlights
17	Notes to financial statements
26	Investment objective, principal investment strategies, and principal risks
30	Additional information
31	Shareholder meeting
32	More information
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of after-tax total return from dividend income and capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2025 (%)

The Primary Blended Index is 55% ICE BofA U.S. All Capital Securities Index and 45% S&P 500 Utilities Index.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
The S&P 500 Utilities Index tracks the performance of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

Portfolio summary
PORTFOLIO COMPOSITION AS OF 4/30/2025 (% of total investments)

SECTOR COMPOSITION AS OF 4/30/2025 (% of total investments)

TOP 10 ISSUERS AS OF 4/30/2025 (% of total investments)
Citizens Financial Group, Inc.	2.8
Duke Energy Corp.	2.8
Bank of America Corp.	2.7
American Electric Power Company, Inc.	2.5
Verizon Communications, Inc.	2.4
Edison International	2.2
Kinder Morgan, Inc.	2.2
Wells Fargo & Company	2.2
Citigroup, Inc.	2.1
AT&T, Inc.	2.1
TOTAL	24.0
Cash and short-term investments are not included.
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	3

Fund’s investments
AS OF 4-30-25 (unaudited)
	Shares	Value
Common stocks 79.6% (54.1% of Total investments)		$694,540,122
(Cost $481,740,518)
Communication services 6.6%		58,095,991
Diversified telecommunication services 6.6%
AT&T, Inc. (A)	976,849	27,058,717
Verizon Communications, Inc. (A)	704,432	31,037,274
Consumer staples 1.6%		14,222,880
Tobacco 1.6%
Philip Morris International, Inc. (A)	83,000	14,222,880
Energy 10.4%		90,555,682
Oil, gas and consumable fuels 10.4%
BP PLC, ADR (A)(B)	765,450	21,019,253
Enbridge, Inc.	347,106	16,206,379
Kinder Morgan, Inc. (A)	1,085,000	28,535,500
ONEOK, Inc. (A)	135,000	11,091,600
South Bow Corp. (A)(B)	555,000	13,702,950
Financials 2.7%		23,286,426
Banks 2.7%
Columbia Banking System, Inc. (A)(B)	468,333	10,500,026
Huntington Bancshares, Inc.	880,000	12,786,400
Materials 0.6%		5,586,000
Metals and mining 0.6%
Vale SA, ADR (A)(B)	600,000	5,586,000
Real estate 2.5%		21,489,460
Specialized REITs 2.5%
Crown Castle, Inc. (A)	126,243	13,351,460
Millrose Properties, Inc., Class A	325,000	8,138,000
Utilities 55.2%		481,303,683
Electric utilities 31.2%
Alliant Energy Corp. (A)(B)	320,000	19,532,800
American Electric Power Company, Inc. (A)	295,000	31,960,300
Duke Energy Corp. (A)(B)	255,000	31,115,100
Entergy Corp.	297,000	24,701,490
Evergy, Inc.	295,000	20,384,500
Eversource Energy	298,227	17,738,542
Exelon Corp. (A)	280,000	13,132,000
FirstEnergy Corp.	510,000	21,868,800
OGE Energy Corp.	580,000	26,320,400
4	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Electric utilities (continued)
Pinnacle West Capital Corp.	80,000	$7,614,400
PPL Corp. (A)(B)	700,000	25,550,000
The Southern Company (A)	194,925	17,911,658
Xcel Energy, Inc. (A)	207,000	14,634,900
Gas utilities 2.9%
Spire, Inc.	235,000	17,986,900
UGI Corp. (A)(B)	215,000	7,049,850
Independent power and renewable electricity producers 1.4%
The AES Corp.	1,174,600	11,746,000
Multi-utilities 19.7%
Algonquin Power & Utilities Corp. (A)(B)	2,145,700	11,543,866
Ameren Corp. (A)(B)	265,000	26,298,600
Black Hills Corp. (A)(B)	319,775	19,474,298
Dominion Energy, Inc. (A)(B)	389,814	21,198,085
DTE Energy Company (A)(B)	160,000	21,920,000
National Grid PLC, ADR (A)(B)	241,583	17,635,559
NiSource, Inc.	480,000	18,772,800
Public Service Enterprise Group, Inc.	265,000	21,181,450

Sempra (A)	188,924	14,031,385
Preferred securities 32.7% (22.3% of Total investments)		$285,692,984
(Cost $298,666,539)
Communication services 1.0%		8,548,632
Wireless telecommunication services 1.0%
Telephone & Data Systems, Inc., 6.625%	410,400	8,548,632
Financials 23.9%		208,397,539
Banks 9.9%
Bank of America Corp., 5.000% (A)	59,650	1,211,492
Bank of America Corp., 7.250%	7,000	8,190,560
Citizens Financial Group, Inc., 7.375% (A)	406,650	10,682,696
Fifth Third Bancorp, 6.000% (A)	381,075	9,290,609
First Citizens BancShares, Inc., 5.375%	165,375	3,433,185
Huntington Bancshares, Inc., 6.875% (6.875% to 4-15-28, then 5 Year CMT + 2.704%) (A)	320,150	8,090,191
KeyCorp, 5.650% (A)	116,975	2,562,922
KeyCorp, 6.200% (6.200% to 12-15-27, then 5 Year CMT + 3.132%) (A)	164,050	4,024,147
M&T Bank Corp., 7.500% (A)	385,000	10,275,650
Regions Financial Corp., 4.450% (A)	332,500	5,842,025
Synovus Financial Corp., 7.893% (3 month CME Term SOFR + 3.614%) (A)(C)	48,150	1,196,046
Synovus Financial Corp., 8.397% (5 Year CMT + 4.127%) (A)(C)	337,150	8,593,954
Wells Fargo & Company, 7.500%	11,000	12,782,000
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	5

	Shares	Value
Financials (continued)
Capital markets 3.5%
Carlyle Finance LLC, 4.625% (A)	65,274	$1,103,783
KKR & Company, Inc., 6.250%	130,220	6,241,445
Morgan Stanley, 6.375% (A)	300,000	7,284,000
The Bank of New York Mellon Corp., 6.150% (6.150% to 3-20-30, then 5 Year CMT + 2.161%)	236,875	5,950,300
TPG Operating Group II LP, 6.950% (A)	400,000	9,576,000
Consumer finance 1.1%
Synchrony Financial, 8.250% (8.250% to 5-15-29, then 5 Year CMT + 4.044%) (A)	388,900	9,811,947
Financial services 2.7%
Apollo Global Management, Inc., 7.625% (7.625% to 12-15-28, then 5 Year CMT + 3.226%) (A)	494,900	13,139,595
Corebridge Financial, Inc., 6.375% (A)	352,375	8,407,668
Jackson Financial, Inc., 8.000% (8.000% to 3-30-28, then 5 Year CMT + 3.728%)	89,600	2,325,120
Insurance 6.7%
American National Group, Inc., 6.625% (6.625% to 9-1-25, then 5 Year CMT + 6.297%)	196,400	4,941,424
American National Group, Inc., 7.375%	409,100	10,194,772
Aspen Insurance Holdings, Ltd., 7.000%	319,850	7,542,063
Athene Holding, Ltd., 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	355,787	8,339,647
Brighthouse Financial, Inc., 6.600% (A)	100,000	2,003,000
Enstar Group, Ltd., 7.000% (7.000% to 9-1-28, then 3 month LIBOR + 4.015%)	76,550	1,632,046
F&G Annuities & Life, Inc., 7.300%	305,275	7,152,593
Lincoln National Corp., 9.000% (A)	408,300	11,073,096
The Allstate Corp., 7.375% (A)	207,525	5,503,563
Information technology 1.3%		11,824,935
Software 0.6%
MicroStrategy, Inc., 10.000% (A)	55,900	5,123,235
Technology hardware, storage and peripherals 0.7%
Hewlett Packard Enterprise Company, 7.625%	133,500	6,701,700
Utilities 6.5%		56,921,878
Electric utilities 5.8%
Duke Energy Corp., 5.750% (A)	200,000	4,990,000
NextEra Energy, Inc., 6.926%	133,500	5,139,750
NextEra Energy, Inc., 7.234%	200,000	8,484,000
PG&E Corp., 6.000%	162,300	7,058,427
SCE Trust II, 5.100%	416,973	7,030,165
SCE Trust VI, 5.000%	235,701	3,858,425
SCE Trust VII, 7.500%	361,525	8,333,151
6	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Electric utilities (continued)
SCE Trust VIII, 6.950%	265,825	$5,829,542
Gas utilities 0.6%
Spire, Inc., 5.900% (A)	219,650	5,260,618
Multi-utilities 0.1%
Sempra, 5.750% (A)	45,000	937,800

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 33.5% (22.8% of Total investments)				$292,829,350
(Cost $292,226,890)
Communication services 1.3%				11,458,306
Wireless telecommunication services 1.3%
Rogers Communications, Inc. (7.125% to 4-15-35, then 5 Year CMT + 2.620%)	7.125	04-15-55	11,500,000	11,458,306
Energy 1.5%				12,973,820
Oil, gas and consumable fuels 1.5%
Venture Global LNG, Inc. (9.000% to 9-30-29, then 5 Year CMT + 5.440%) (D)(E)	9.000	09-30-29	15,094,000	12,973,820
Financials 23.4%				204,658,117
Banks 17.2%
Banco Santander SA (9.625% to 11-21-33, then 5 Year CMT + 5.298%) (E)	9.625	05-21-33	5,600,000	6,326,270
Bank of America Corp. (5.875% to 3-15-28, then 3 month CME Term SOFR + 3.193%) (A)(B)(E)	5.875	03-15-28	3,500,000	3,463,584
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (A)(B)(E)	6.125	04-27-27	12,690,000	12,658,468
Bank of America Corp. (6.625% to 5-1-30, then 5 Year CMT + 2.684%) (E)	6.625	05-01-30	9,381,000	9,385,320
Barclays PLC (9.625% to 6-15-30, then 5 Year SOFR ICE Swap Rate + 5.775%) (A)(B)(E)	9.625	12-15-29	6,760,000	7,379,622
Citigroup, Inc. (6.950% to 2-15-30, then 5 Year CMT + 2.726%) (E)	6.950	02-15-30	5,200,000	5,094,036
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (A)(B)(E)	7.375	05-15-28	9,800,000	9,921,912
Citigroup, Inc. (7.625% to 11-15-28, then 5 Year CMT + 3.211%) (E)	7.625	11-15-28	11,955,000	12,275,765
Citizens Financial Group, Inc. (3 month CME Term SOFR + 3.265%) (C)(E)	7.549	07-06-25	11,000,000	10,735,035
Citizens Financial Group, Inc. (3 month CME Term SOFR + 3.419%) (C)(E)	7.703	07-06-25	15,500,000	15,245,165
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (E)	6.450	10-01-27	5,000,000	4,973,776
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	7

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
CoBank ACB (7.250% to 7-1-29, then 5 Year CMT + 2.880%) (E)	7.250	07-01-29	5,250,000	$5,253,539
JPMorgan Chase & Co. (6.875% to 6-1-29, then 5 Year CMT + 2.737%) (A)(B)(E)	6.875	06-01-29	7,820,000	8,055,344
KeyCorp (5.000% to 9-15-26, then 3 month CME Term SOFR + 3.868%) (E)	5.000	09-15-26	3,734,000	3,608,978
Societe Generale SA (10.000% to 5-14-29, then 5 Year CMT + 5.448%) (A)(B)(D)(E)	10.000	11-14-28	5,900,000	6,344,347
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (A)(B)(E)	6.000	05-15-27	14,000,000	13,846,813
Wells Fargo & Company (6.850% to 9-15-29, then 5 Year CMT + 2.767%) (E)	6.850	09-15-29	6,500,000	6,570,902
Wells Fargo & Company (7.625% to 9-15-28, then 5 Year CMT + 3.606%) (A)(B)(E)	7.625	09-15-28	8,624,000	9,078,614
Capital markets 4.3%
State Street Corp. (6.700% to 3-15-29, then 5 Year CMT + 2.613%) (A)(B)(E)	6.700	03-15-29	5,244,000	5,262,511
The Bank of New York Mellon Corp. (6.300% to 3-20-30, then 5 Year CMT + 2.297%) (A)(B)(E)	6.300	03-20-30	8,946,000	8,985,586
The Goldman Sachs Group, Inc. (6.125% to 11-10-34, then 10 Year CMT + 2.400%) (A)(B)(E)	6.125	11-10-34	7,314,000	6,895,875
The Goldman Sachs Group, Inc. (7.500% to 2-10-29, then 5 Year CMT + 3.156%) (A)(B)(E)	7.500	02-10-29	7,493,000	7,758,492
The Goldman Sachs Group, Inc. (7.500% to 5-10-29, then 5 Year CMT + 2.809%) (E)	7.500	05-10-29	8,861,000	9,036,120
Consumer finance 0.6%
Discover Financial Services (6.125% to 9-23-25, then 5 Year CMT + 5.783%) (A)(B)(E)	6.125	06-23-25	5,200,000	5,190,581
Insurance 1.3%
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (D)(E)	7.000	05-13-30	11,975,000	11,311,462
Industrials 0.7%				6,084,860
Trading companies and distributors 0.7%
Air Lease Corp. (6.000% to 12-15-29, then 5 Year CMT + 2.560%) (E)	6.000	09-24-29	6,501,000	6,084,860
Real estate 0.7%				5,996,587
Residential REITs 0.7%
BW Real Estate, Inc. (9.500% to 3-30-30, then 5 Year CMT + 5.402%) (A)(B)(D)(E)	9.500	03-30-30	6,100,000	5,996,587
8	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities 5.9%				$51,657,660
Electric utilities 1.9%
Edison International (5.000% to 3-15-27, then 5 Year CMT + 3.901% to 3-15-32, then 5 Year CMT + 4.151% to 3-15-47, then 5 Year CMT + 4.901%) (E)	5.000	12-15-26	3,952,000	3,496,118
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (D)(E)	10.250	03-15-28	11,825,000	12,954,839
Gas utilities 0.4%
Northwest Natural Holding Company (7.000% to 9-15-35, then 5 Year CMT + 2.701%) (A)(B)	7.000	09-15-55	4,000,000	3,889,976
Independent power and renewable electricity producers 3.6%
The AES Corp. (7.600% to 1-15-30, then 5 Year CMT + 3.201%)	7.600	01-15-55	12,271,000	12,124,517
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (D)(E)	8.000	10-15-26	6,710,000	6,858,009

Vistra Corp. (8.875% to 1-15-29, then 5 Year CMT + 5.045%) (D)(E)	8.875	01-15-29	11,722,000	12,334,201
Convertible bonds 0.5% (0.3% of Total investments)				$4,172,949
(Cost $3,355,000)
Utilities 0.5%				4,172,949
Electric utilities 0.5%
TXNM Energy, Inc. (A)(B)(D)	5.750	06-01-54	3,355,000	4,172,949

	Yield (%)	Shares	Value
Short-term investments 0.8% (0.5% of Total investments)			$6,505,881
(Cost $6,506,138)
Short-term funds 0.8%			6,505,881
John Hancock Collateral Trust (F)	4.2081(G)	650,380	6,505,881

Total investments (Cost $1,082,495,085) 147.1%	$1,283,741,286
Other assets and liabilities, net (47.1%)	(411,155,160)
Total net assets 100.0%	$872,586,126

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-25 was $596,901,030.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	9

(B)	All or a portion of this security is on loan as of 4-30-25, and is a component of the fund’s leverage under the Liquidity Agreement. The value of securities on loan amounted to $224,804,180.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(G)	The rate shown is the annualized seven-day yield as of 4-30-25.
10	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	210,000,000	USD	Fixed 3.662%	USD SOFR Compounded OIS(a)	Semi Annual	Quarterly	May 2026	—	$(1,495,298)	$(1,495,298)
Centrally cleared	104,500,000	USD	Fixed 3.473%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	May 2026	—	(467,276)	(467,276)
Centrally cleared	52,200,000	USD	Fixed 3.817%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	Dec 2026	—	(780,329)	(780,329)
								—	$(2,742,903)	$(2,742,903)

(a)	At 4-30-25, the overnight SOFR was 4.410%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
At 4-30-25, the aggregate cost of investments for federal income tax purposes was $1,084,617,842. Net unrealized appreciation aggregated to $196,380,541, of which $247,592,924 related to gross unrealized appreciation and $51,212,383 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 4-30-25 (unaudited)

Assets
Unaffiliated investments, at value (Cost $1,075,988,947)	$1,277,235,405
Affiliated investments, at value (Cost $6,506,138)	6,505,881
Total investments, at value (Cost $1,082,495,085)	1,283,741,286
Receivable for centrally cleared swaps	2,535,148
Dividends and interest receivable	5,792,451
Receivable for investments sold	1,280,934
Other assets	36,376
Total assets	1,293,386,195
Liabilities
Liquidity agreement	418,900,000
Interest payable	1,755,889
Payable to affiliates
Accounting and legal services fees	25,083
Other liabilities and accrued expenses	119,097
Total liabilities	420,800,069
Net assets	$872,586,126
Net assets consist of
Paid-in capital	$650,212,830
Total distributable earnings (loss)	222,373,296
Net assets	$872,586,126

Net asset value per share
Based on 35,431,824 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$24.63
12	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended 4-30-25 (unaudited)

Investment income
Dividends	$24,628,611
Interest	10,600,006
Dividends from affiliated investments	139,876
Less foreign taxes withheld	(201,716)
Total investment income	35,166,777
Expenses
Investment management fees	4,740,186
Interest expense	10,753,861
Accounting and legal services fees	77,776
Transfer agent fees	11,020
Trustees’ fees	29,661
Custodian fees	52,206
Printing and postage	43,855
Professional fees	62,242
Stock exchange listing fees	17,076
Other	20,974
Total expenses	15,808,857
Less expense reductions	(55,508)
Net expenses	15,753,349
Net investment income	19,413,428
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	30,585,115
Affiliated investments	621
Swap contracts	2,115,842
32,701,578
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(23,971,509)
Affiliated investments	(267)
Swap contracts	(2,537,384)
(26,509,160)
Net realized and unrealized gain	6,192,418
Increase in net assets from operations	$25,605,846
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	13

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-25 (unaudited)	Year ended 10-31-24
Increase (decrease) in net assets
From operations
Net investment income	$19,413,428	$31,783,722
Net realized gain	32,701,578	31,029,329
Change in net unrealized appreciation (depreciation)	(26,509,160)	198,228,126
Increase in net assets resulting from operations	25,605,846	261,041,177
Distributions to shareholders
From earnings	(29,337,550)	(58,675,100)
Total distributions	(29,337,550)	(58,675,100)
Total increase (decrease)	(3,731,704)	202,366,077
Net assets
Beginning of period	876,317,830	673,951,753
End of period	$872,586,126	$876,317,830
Share activity
Shares outstanding
Beginning of period	35,431,824	35,431,824
End of period	35,431,824	35,431,824
14	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended 4-30-25 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$25,605,846
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(162,478,972)
Long-term investments sold	174,954,969
Net purchases and sales of short-term investments	(4,671,509)
Net amortization of premium (discount)	93,069
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	1,843,525
Dividends and interest receivable	78,506
Receivable for investments sold	489,011
Other assets	(12,564)
Increase (Decrease) in liabilities:
Interest payable	(238,889)
Payable to affiliates	(16,487)
Other liabilities and accrued expenses	(33,548)
Net change in unrealized (appreciation) depreciation on:
Investments	23,971,776
Net realized (gain) loss on:
Investments	(30,589,213)
Net cash provided by operating activities	$28,995,520
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(29,337,550)
Net cash used in financing activities	$(29,337,550)
Net decrease in cash	$(342,030)
Cash at beginning of period	$342,030
Cash at end of period	—
Supplemental disclosure of cash flow information:
Cash paid for interest	$(10,992,750)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	15

Financial highlights
Period ended	4-30-25[1]	10-31-24	10-31-23	10-31-22	10-31-21	10-31-20
Per share operating performance
Net asset value, beginning of period	$24.73	$19.02	$22.70	$25.11	$21.65	$26.84
Net investment income[2]	0.55	0.90	0.78	1.10	1.24	1.27
Net realized and unrealized gain (loss) on investments	0.18	6.47	(2.78)	(1.85)	3.90	(4.80)
Total from investment operations	0.73	7.37	(2.00)	(0.75)	5.14	(3.53)
Less distributions
From net investment income	(0.83)	(1.66)	(1.36)	(1.66)	(1.66)	(1.66)
From net realized gain	—	—	(0.03)	—	(0.02)	—
From tax return of capital	—	—	(0.29)	—	—	—
Total distributions	(0.83)	(1.66)	(1.68)	(1.66)	(1.68)	(1.66)
Net asset value, end of period	$24.63	$24.73	$19.02	$22.70	$25.11	$21.65
Per share market value, end of period	$22.91	$23.01	$16.48	$22.76	$24.53	$18.99
Total return at net asset value (%)[3,4]	3.21[5]	40.98	(9.16)	(3.21)	24.68	(12.71)
Total return at market value (%)[3]	3.17[5]	51.39	(21.50)	(0.66)	38.86	(25.11)
Ratios and supplemental data
Net assets, end of period (in millions)	$873	$876	$674	$804	$889	$767
Ratios (as a percentage of average net assets):
Expenses before reductions	3.65[6]	4.44	4.25	2.05	1.56	1.97
Expenses including reductions[7]	3.64[6]	4.43	4.24	2.04	1.55	1.96
Net investment income	4.49[6]	4.05	3.57	4.41	5.13	5.53
Portfolio turnover (%)	13	21	20	11	15	20
Senior securities
Total debt outstanding end of period (in millions)	$419	$419	$419	$419	$419	$419
Asset coverage per $1,000 of debt[8]	$3,083	$3,092	$2,609	$2,919	$3,122	$2,830

[1]	Six months ended 4-30-25. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Expenses including reductions excluding interest expense were 1.16% (annualized), 1.20%, 1.21%, 1.14%, 1.19% and 1.22% for the periods ended 4-30-25, 10-31-24, 10-31-23, 10-31-22, 10-31-21 and 10-31-20, respectively.
[8]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
16	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Tax-Advantaged Dividend Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	17

market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of April 30, 2025, by major security category or type:
	Total value at 4-30-25	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$694,540,122	$694,540,122	—	—
Preferred securities	285,692,984	285,692,984	—	—
Corporate bonds	292,829,350	—	$292,829,350	—
Convertible bonds	4,172,949	—	4,172,949	—
Short-term investments	6,505,881	6,505,881	—	—
Total investments in securities	$1,283,741,286	$986,738,987	$297,002,299	—
Derivatives:
Liabilities
Swap contracts	$(2,742,903)	—	$(2,742,903)	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2025, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign
18	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2024, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan) . Under the current plan, the fund makes monthly distributions of an amount equal to $0.1380 per share, which will be paid monthly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	19

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly under the managed distribution plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, derivative transactions, amortization and accretion on debt securities and dividend redesignation.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is included in Receivable/Payable for centrally-cleared swaps in the Statement of assets and liabilities. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk
20	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended April 30, 2025, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates. The notional values at the period end are representative of the fund’s exposure throughout the period. No new interest rate swap positions were entered into or closed during the six months ended April 30, 2025.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at April 30, 2025 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value[1]	Interest rate swaps	—	$(2,742,903)

[1]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2025:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$2,115,842
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2025:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$(2,537,384)
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	21

Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.74% of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement (LA)) (see Note 8). The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2025, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $55,508 for the six months ended April 30, 2025.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2025, were equivalent to a net annual effective rate of 0.73% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended April 30, 2025, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 2007, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2025 and December 31, 2025, up to 10% of its outstanding common shares as of December 31, 2024. The share repurchase plan will remain in effect between January 1, 2025 and December 31, 2025.
22	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

During the six months ended April 30, 2025 and the year ended October 31, 2024, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Note 7—Leverage risk
The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8—Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $427.9 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2025 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of April 30, 2025, the LA balance of $418,900,000 was comprised of $186,704,045 from the line of credit and $232,195,955 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	23

SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2025, the fund had an aggregate balance of $418,900,000 at an interest rate of 5.03%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2025, the average balance of the LA and the effective average annual interest rate were $418,900,000 and 5.18%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $162,478,972 and $174,954,969, respectively, for the six months ended April 30, 2025.
Note 10—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 11—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	650,380	$1,834,019	$129,422,382	$(124,750,874)	$621	$(267)	$139,876	—	$6,505,881
Note 12—New accounting pronouncement
In this reporting period, the fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The management committee of the Advisor acts as the fund’s chief
24	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

operating decision maker (the CODM), assessing performance and making decisions about resource allocation.  The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Statement of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement of operations, which includes “Increase (decrease) in net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	25

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 80% of its assets (net assets plus borrowing for investment purposes) in dividend-paying common and preferred securities that the Advisor believes at the time of acquisition are eligible to pay tax-advantaged dividends. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The fund generally can pass the tax treatment of tax advantaged dividends it receives through to its common shareholders, provided certain holding period and other requirements are satisfied by the shareholders. There can be no assurance as to the portion of the fund’s dividends  that  will  be  tax-advantaged.
The fund may invest the remainder of its assets in equity securities and in investment grade and below investment grade fixed income securities, including  debt  instruments  and  real  estate  investment  trusts, that generate income taxed  at  ordinary  income  rather  than  long-term  capital  gain  rates.  For  any  year, so long as the fund’s ordinary income, tax-exempt income (if  any), and  net  realized  short-term  capital gains in excess of net long-term capital losses are fully offset by expenses of the fund, all of the fund’s income  distributions  would be  characterized  as  tax-advantaged  dividends.  Although  the  fund  intends to invest at least 80% of  its assets  in equity securities  that  pay  tax-advantaged  dividends  and  to satisfy the holding  period  and  other  requirements,  a  portion  of  the  fund’s  income  distributions  may  be taxable at higher federal income tax rates applicable to ordinary income.
The fund may invest its portfolio of equity securities in companies of any market capitalization. In selecting securities for the fund’s portfolio, the Advisor focuses on dividend-paying common and preferred securities that produce an attractive level of tax-advantaged income. The Advisor also considers a security’s potential for capital appreciation. The Advisor generally uses a value approach in selecting the fund’s equity investments. Using this investment style, the Advisor seeks securities selling at what the Advisor believes are substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Advisor evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading.
Debt securities in which the fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than  $1  billion; commercial  paper; and mortgage related securities. The fund may, from time to time, invest  up to 20% of its total assets in preferred stocks and other fixed income securities rated below investment grade at the time of acquisition (that, is rated BB, Ba or lower as determined by S&P, Fitch or Moody’s) or, if unrated, determined to be of comparable credit quality by the Advisor. The below investment grade securities in  which the fund invests may be rated  as  low  as  Cc  or  Ca,  provided  that  no  more  than  5%  of  the fund’s total assets will be invested in securities rated below B at the time of investment.
26	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

The fund concentrates its investments in securities issued by corporations in the utilities sector. The fund may invest up to 40% of its net assets in securities of corporate and government issuers located outside the United States that are traded or denominated in U.S. dollars. The fund may also invest up to 20% of its total assets in illiquid securities.
The fund may also invest in derivatives such as futures contracts, options, options on futures contracts, equity swaps, and reverse repurchase agreements. In addition, the fund may invest in repurchase agreements. The fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). The fund may invest in the  securities  of  other  investment  companies  to  the  extent  that  such investments are consistent with the fund’s investment objective and principal investment strategies and permissible under the 1940 Act.
The fund may engage in portfolio trading, may issue preferred shares, borrow or issue short-term debt securities, and enter into reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage or for temporary purposes. The fund utilizes a liquidity agreement to increase its assets available for investments, and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets.
The Advisor may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund, which may increase the potential tax gain or decrease the potential tax loss of a subsequent sale of shares of the fund. For the fiscal year ended October 31, 2024, the fund’s aggregate distributions included no tax return of capital.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	27

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, options on futures contracts, equity swaps, and reverse repurchase agreements. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. Fund shareholders indirectly bear their proportionate share of the expenses of any investment company in which the fund invests. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
28	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 —Leverage risk” above.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	29

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 25, 2004, and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended April 30, 2025, distributions from net investment income totaling $0.8280 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
November 29, 2024	$0.1380
December 31, 2024	0.1380
January 31, 2025	0.1380
February 28, 2025	0.1380
March 31, 2025	0.1380
April 30, 2025	0.1380
Total	$0.8280
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
30	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Tuesday, February 18, 2025. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 18, 2025
PROPOSAL: To elect two (2) Trustees (William K. Bacic and Thomas R. Wright) to each serve for a two-year term ending at the 2027 Annual Meeting of Shareholders and to elect (3) Trustees (Dean C. Garfield, Deborah C. Jackson, and Andrew G. Arnott) to each serve for a three-year term ending at the 2028 Annual Meeting of Shareholders:
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
William K. Bacic	26,780,054.230	912,773.510
Dean C. Garfield	26,784,503.230	908,324.510
Deborah C. Jackson	26,739,687.230	953,140.510
Thomas R. Wright	26,824,799.230	868,028.510

Non-Independent Trustees
Andrew G. Arnott	26,837,824.230	855,003.510
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election were: James R. Boyle, William H. Cunningham, Noni L. Ellison, Grace K. Fey, Paul Lorentz, Hassell H. McClellan, and Frances G. Rathke
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	31

More information
Trustees
Hassell H. McClellan, Chairperson
Deborah C. Jackson, Vice Chairperson
Andrew G. Arnott†
William K. Bacic#,π
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Paul Lorentz†
Frances G. Rathke*
Thomas R. Wright#
Officers
Kristie M. Feinberg
President
Fernando A. Silva‡
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC

Portfolio Managers
Joseph H. Bozoyan, CFA
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HTD

* Member of the Audit Committee
# Appointed to serve as Trustee effective August 1, 2024.
π Member of the Audit Committee as of September 24, 2024.
† Non-Independent Trustee
‡ Effective July 1, 2024.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
32	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

- **Added security:** Password protection helps you safely retrieve documents online
- **Save time:** Receive instant email notification once statements are available
- **Reduce clutter:** View documents online to reduce the amount of paper for filing, shredding, or recycling

Sign up for **eDelivery**.
Fast. Simple. Secure.
jhinvestments.com/login

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to **jhinvestments.com/login**. To log in to your account, click on the "Log in" button on the page's top right corner. In the "Access your investments account" area, go to the "Individual retirement or mutual fund account" section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to **icsdelivery/live** or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

- Visit **jhinvestments.com** to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.
- Use our **Fund Compare** tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.
- Visit our online **Tax Center**, where you'll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.
- Follow us on **Facebook, Twitter, and LinkedIn** to get the latest updates on the markets and what's trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We're here to help!

Not part of the shareholder report

John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
MF4442981	P13SA 4/25
6/25

ITEM 2. CODE OF ETHICS.

Item is not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item is not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item is not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Item is not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT. Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not applicable at this time

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)Item is not applicable at this time

(b)Item is not applicable at this time

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)REGISTRANT PURCHASES OF EQUITY SECURITIES.

			Total number of	Maximum number of
		Average	shares purchased as	shares that may yet
	Total number of	price per	part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans*
Nov-24	-	-	-	3,543,182
Dec-24	-	-	-	3,543,182
Jan-25	-	-	-	3,543,182
Feb-25	-	-	-	3,543,182
Mar-25	-	-	-	3,543,182
Apr-25	-	-	-	3,543,182
Total	-	-

*On December 2007, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2024. The current share repurchase plan will remain in effect between January 1, 2025 to December 31, 2025.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’sManaged Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:      /s/ Kristie M. Feinberg

            Kristie M. Feinberg

President, Principal Executive Officer

Date: June 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Kristie M. Feinberg

Kristie M. Feinberg

President, Principal Executive Officer

Date: June 25, 2025

By:      /s/ Fernando A. Silva

            Fernando A. Silva

Chief Financial Officer, Principal Financial Officer

Date: June 25, 2025